UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2007

ULTRA PETROLEUM CORP.
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	0-29370	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

363 N. Sam Houston Parkway East
Suite 1200
Houston, Texas 77060
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:  (281) 876-0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 9, 2007, Ultra Petroleum Corp. (the “Company”) informed the American Stock Exchange of the Company’s intention to list its common stock on the New York Stock Exchange and to simultaneously delist its common stock from the American Stock Exchange. Subject to approval by the New York Stock Exchange of the Company’s listing application, it is expected that the Company’s common stock will commence trading on the NYSE and cease trading on the American Stock Exchange on August 3, 2007. A copy of the new release announcing the transfer of listing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information presented in this Item 3.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	News Release issued by Ultra Petroleum Corp. dated July 13, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA PETROLEUM CORP.

July 13, 2007	By:	/s/ Michael D. Watford
Name: Michael D. Watford
Title: Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release dated July 13, 2007